EXHIBIT 99.1



                                Certification of
                             American River Holdings
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
    regarding Annual Report on Form 10-K for the year ended December 31, 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of American River Holdings, a California corporation (the "Company"), does hereby certify that:

         1. The Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



         Dated: March 19, 2003              By: /s/ DAVID T. TABER
                                                ------------------
                                                David T. Taber
                                                President and Chief Executive
                                                Officer

         Dated: March 19, 2003              By: /s/ MITCHELL A. DERENZO
                                                -----------------------
                                                Mitchell A. Derenzo
                                                Executive Vice President and
                                                Chief Financial Officer


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